UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2022

MIRATI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35921	46-2693615
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3545 Cray Court

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 332-3410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MRTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On September 7, 2022, Mirati Therapeutics, Inc. (the “Company”) announced results from KRYSTAL-1, a multicohort Phase 1/2 study, evaluating adagrasib with or without cetuximab in patients with advanced CRC harboring a KRASG12C mutation.

In this analysis, 44 patients received adagrasib monotherapy (600 mg twice daily) and 32 patients received the combination of adagrasib (600 mg twice daily) with full dose cetuximab, with a follow up of 20.1 months and 17.5 months, respectively.

Of the evaluable patients in the adagrasib monotherapy cohort (n=43), the investigator assessed confirmed objective response rate (ORR) was 19% (8/43) and the disease control rate (DCR) was 86% (37/43). The median duration of response was 4.3 months (95% CI, 2.3–8.3) and median progression-free survival (PFS) was 5.6 months (95% CI, 4.1–8.3).

Of the evaluable patients in the adagrasib plus cetuximab combination cohort (n=28), the investigator assessed confirmed ORR was 46% (13/28) and the DCR was 100% (28/28). The median DOR was 7.6 months (95% CI 5.7–NE) and median PFS was 6.9 months (95% CI, 5.4–8.1).

The prognosis for patients with CRC has historically been poor in later lines of therapy with response rates of approximately 1-2% and median PFS of approximately 2 months1,2,3 in patients with late-line CRC; patients with KRASG12C-mutated CRC tend to have even worse outcomes than the broader CRC patient population.

In the overall subset of patients with KRASG12C-mutated CRC evaluated in this study, adagrasib was found to be well-tolerated as a monotherapy and in combination with cetuximab. The majority of observed treatment-related adverse events (TRAEs) were grade 1–2 (59%); no grade 5 TRAEs were observed.

A copy of the press release announcing the results is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release dated September 7, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2022	MIRATI THERAPEUTICS, INC.

	By:	/s/ Reena R. Desai
Reena R. Desai Chief Legal Officer and Corporate Secretary